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    EATON VANCE(R)
===================
MANAGED INVESTMENTS

[graphic omitted]

Annual Report December 31, 2001

                                   EATON VANCE
                                    ADVISERS
                                     SENIOR
                                 FLOATING-RATE
                                      FUND

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

LETTER TO SHAREHOLDERS

[Photo of James B. Hawkes]
James B. Hawkes
President

Eaton Vance Advisers Senior Floating-Rate Fund had a total return of 2.63% for the year ended December 31, 2001. That return was the result of shareholder distributions of $0.586 per share from net investment income and a decrease in net asset value from $9.51 on December 31, 2000 to $9.17 on December 31, 2001. Based on the Fund's closing net asset value per share of $9.17 on December 31, 2001, the Fund's distribution rate was 4.73%.(1) The Fund's SEC 30-day yield at December 31 was 4.72%.(2)

The Fund's one-year total return ranked within the top quintile of the Lipper Loan Participation Fund Classification for the year ended December 31, 2001.(3)

THE LOAN MARKET WAS PRESSURED BY THE SLOW ECONOMY, CREDIT CONCERNS AND THE LINGERING AFTERMATH OF SEPTEMBER 11...

2001 was most notable for a steep decline in interest rates, the onset of an economic recession and increasing uncertainty following the tragic events of September 11. With worsening business conditions and inflation well in check - the Consumer Price Index posted a rise of just 1.6% during the year - the Federal Reserve reversed its anti-inflation course of 2000 and embarked on a campaign to boost economic activity. These factors created a very challenging investment environment for the loan market. Not surprisingly, that trend was reflected in the level of dividends and the distribution rate of Eaton Vance Advisers Senior Floating-Rate Fund.

EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND MAINTAINED A YIELD ADVANTAGE OVER OTHER SHORT-TERM VEHICLES...

While returns were well below those of recent years, the Fund nonetheless maintained an attractive yield advantage over most other short-term, fixed-income asset classes. For example, the Fund's distribution rate remained significantly higher than the returns from money market mutual funds, 3-month certificates of deposit, and bank money market accounts, which offered rates of 1.59%, 1.51%, and 1.28%, respectively, at December 31, 2001. Of course, unlike bank certificates of deposit, the Fund is not insured and does not offer a fixed rate of return; and unlike money market accounts, the Fund does not offer daily liquidity and its principal value and return can fluctuate with changing market conditions.(4)

Looking ahead, we believe that an improving economy should provide better prospects for the loan market in the coming year. Eaton Vance Advisers Senior Floating-Rate Fund - investing primarily in senior floating-rate loans - will continue to offer a unique way for fixed-income investors to benefit from a recovery and an eventual uptick in interest rates. In the following pages, co-portfolio managers Scott Page and Payson Swaffield review the events of the past year and look ahead to 2002.

     Sincerely,

 /s/ James B. Hawkes

     James B. Hawkes
     President
     February 6, 2002

--------------------------------------------------------------------------------
Fund Information
as of December 31, 2001

Performance(5)
-----------------------------------------------------------

SEC Average Annual Total Returns  (at net asset value)
-----------------------------------------------------------
One year                                          2.63%
Life of Fund (3/20/98)                            4.73

Ten Largest Holdings(6)
-----------------------------------------------------------
Rite-Aid Corp.                                    1.6%
Charter Communications Operating, LLC             1.6
Nextel Communications, Inc.                       1.4
Falcon Holding Group, L.P.                        1.3
Stone Container Corp.                             1.2
Hilton Head Communications                        1.1
Broadwing, Inc.                                   1.0
Jefferson Smurfit Corp.                           1.0
Blockbuster Entertainment Corp.                   1.0
Huntsman International                            0.9

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the offering price. (2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (3) Source: Lipper Inc. For the 1-year period ended 12/31/01, the Fund ranked 5 (of 37 funds) in the Lipper Loan Participation Fund Classification. (4) The Fund makes mandatory repurchases at net asset value for a portion of the outstanding shares. Investors, therefore, should be financially comfortable with the lack of liquidity and the possibility that shares may be repurchased on a pro-rata basis. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. The Fund has no sales charge. (6) Ten largest holdings account for 12.1% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

MANAGEMENT DISCUSSION

[Photo of Scott H. Page]
     Scott H. Page

[Photo of Payson F. Swaffield]
    Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Senior Debt Portfolio.

Q: Payson, the Fund outpaced its benchmark, the CSFB Leveraged Loan Index.1 To what do you attribute the Fund's relative outperformance?

A: Mr. Swaffield: We were pleased with the Fund's strong relative performance in such a difficult year. There were several keys to the Fund's outperformance. First, we avoided some of the troubled sectors that have suffered most in the slowing economy. For example, in the telecom sector, we avoided, or sold early on, issues in the competitive local exchange carrier
    (CLEC) and long-haul wireline sectors - which absorbed the worst of the telecom debacle - and focused instead on companies in the wireless and cable segments whose business models place them closer to the end-user.

    The Fund also benefited from its broad diversification, which has been helpful in an economic downturn. The Portfolio's 327 borrowers represented 56 industries, including many companies with defensive characteristics, such as drug retailers and cable television operators.

Q:  Scott, do you see the loan market improving in the coming year?

A: Mr. Page: While 2001 was a difficult year, conditions will likely change in 2002. In short, the look through the rear-view mirror may be very different from the view down the road. With the economy now in recession, the rate of recovery is, of course, a concern to the financial markets. However, the Federal Reserve has pursued a very accommodative monetary policy, which may result in a revived economy in the coming year. Moreover, many of the excesses in the telecom and technology sectors, as well as in the overall market, have been eliminated. That is a healthy development for the future.

    In addition, loan market prices appear to have already discounted the recession. While it's likely that the slow economy may last for some months to come, many businesses have adapted to the slower economy. With lower interest rates having set the stage for recovery, well-positioned businesses can be counted on to renew their capital spending when more signs of a turnaround emerge. If and when interest rates start moving higher, loans will be attractive relative to fixed-rate bonds.

    Mr. Swaffield: It's important to remember that when the economy enters a recession, lenders typically tend to become more conservative in structuring their loans. That is a clear benefit to investors in the loan market, as we receive better prices and terms on new loans. When the economy starts to rebound, credit quality is likely to improve, a further boon to investors. And, finally, with interest rates at or close to their cyclical lows, floating-rate loans are poised to benefit from an eventual uptick in rates. Clearly, the economy is subject to changes in coming months. But whichever direction the economy takes, we believe that the Portfolio is well-positioned to find attractive opportunities in the loan market.
--------------------------------------------------------------------------------

Five Largest Sector Weightings(2)
-----------------------------------------------------

CABLE TELEVISION                                 8.4%
CHEMICALS                                        5.6%
REAL ESTATE                                      5.2%
MANUFACTURING                                    4.9%
TELECOM - WIRELESS                               4.4%

Portfolio Overview(2)
-----------------------------------------------------
Total net assets                        $5.73 billion
Number of borrowers                               327
Industries represented                             56
Days to interest rate reset                   53 days
Average maturity                            4.4 years
Average size per borrowing              $16.3 million
As % of total net assets                        0.28%

(1) It is not possible to invest directly in an Index.

(2) Five Largest Sector Weightings account for 28.5% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Five Largest Sector Weightings and Portfolio Overview are as of 12/31/01 and are subject to change.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
--------------------------------------------------------------------------------

Q:  What factors influenced the loan market during the past year?

A: Mr. Page: The loan market was influenced by a weakening economy and a deterioration in credit conditions, while sharply lower interest rates led to significantly lower investment returns. The impact of the weak economy was most severe on borrowers in the telecom and technology sectors. Long-haul wireline telecom felt the fallout of increasing competition and overcapacity, while technology companies suffered from declining computer and network expenditures by businesses.

    In an effort to boost the economy, the Federal Reserve initiated a series of interest rate cuts in January. The Fed reduced its Federal Funds rate - a key short-term interest rate barometer - eleven times during the year for a total of 475 basis points (4.75%). Those rate reductions were reflected in near lockstep fashion by similar cuts in LIBOR, which is used to determine interest rates on floating-rate loans. As a result, returns on floating-rate loans declined significantly.

    Meanwhile, the U.S. economy moved into recession, according to the National Bureau of Economic Research, with the economy contracting at its fastest rate since 1991. Not surprisingly, default rates for borrowers rose to their highest level since 1991, during the previous recession. While these trends were in place months before the tragic events of September 11, the terrorist attacks dealt a further blow to consumer confidence. Amid these developments, loan prices were under pressure for much of the year.

Q:  How did the loan market fare relative to bonds during the past year?

A: Mr. Swaffield: The loan market lagged the bond market during the past year. The Fed's determined lowering of short-term interest rates provided an ideal investment climate for bonds, which typically respond well in a declining rate environment. However, it's important to point out that the Fed's actions are likely to promote an economic recovery at some point. While the timing of such a rebound is difficult to identify, it would likely signal an end to the rate declines we've seen over the past year. In fact, a sustained recovery would probably bring higher interest rates, a distinctly negative development for the bond market and a positive one for bank loans.

    It's worth noting that, as of December 31, 2001, the Federal Funds rate was 1.75%, its lowest level since the early 1960s. That suggests that there is relatively little room for further interest rate cuts. Therefore, the interest rate risk for bonds has risen significantly. In contrast, because the returns on floating rate loans have historically tended to rise when rates have increased, their risk/reward balance has been greatly improved.

Q:  How have you positioned the Portfolio in recent months?

A: Mr. Page: The flexibility of the Portfolio has enabled us to adjust to the changing economic climate. As I indicated earlier, that included an emphasis on defensive industries that can retain relatively strong revenues in a weak economic environment. For example, the Portfolio's largest industry weighting at December 31 was cable television, at 8.4%. While the cable industry has managed to increase its subscriber base, the growth has been especially impressive in rural areas, where competition is less intense. In addition, the companies continue to enjoy pricing flexibility, a very attractive characteristic in a weak economy. Other defensive sectors that were well-represented in the Portfolio included drug retailers, food and beverage producers and health care providers.

Q:  What are some of the Portfolio's largest investments?

A: Mr. Swaffield: The Portfolio's largest holding at December 31 was Rite-Aid Corp. As the second largest retail drugstore chain in the U.S., Rite-Aid operates nearly 3,700 stores in 30 states. In addition to prescription drugs, the company has expanded its "front-end" offerings, such as seasonal merchandise and photo processing. We are particularly comfortable with this loan in a weak economy because it is well-secured, and the exposure is secured with a borrowing base of the company's very high quality inventory.

    In the cable television sector, Charter Communications is the nation's fourth largest operator, with 6.4 million customers. Charter provides services that include cable, digital television, high-speed Internet access, video programming and video-on-demand. Charter hopes to leverage its broadband network further in coming years by offering an increasing array of services, and is supported by the utility-like nature of its cable subscription services. Revenues through the third quarter rose 21% due to continuing strong subscriber growth.

    Jefferson Smurfit is one of the nation's largest producers of paperboard and packaging products. While the paper industry is highly cyclical, Smurfit has benefited in the weak economy by its size and vertical integration and, most importantly, by its ability to impose discipline by reducing capacity. This move gave Smurfit a distinct edge in its commodity markets, allowing the company to remain a price leader and gain market share in a slow economy.

    Finally, in the entertainment sector, Blockbuster Entertainment Corp. is the nation's leading renter of videocassettes, DVDs and video games, operating nearly 7,700 stores in the U.S. and 25 foreign countries. The company has enjoyed strong growth and is increasingly exploring the use of innovative outlets for a customer base that reaches 51 million people.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Advisers Senior Floating-Rate Fund vs. the CSFB Leveraged Loan Index*

March 31, 1998 - December 31, 2001

                       ADVISERS SENIOR FLOATING-RATE FUND
                               Inception: 3/20/98

            Date                Eaton Vance Advisers   CSFB Leveraged
                                  Senior Floating-          Loan
                                     Rate Fund              Index
            ---------------------------------------------------------
                3/31/1998             $10,000             $10,000
                4/30/1998             $10,081             $10,079
                5/31/1998             $10,139             $10,150
                6/30/1998             $10,198             $10,219
                7/31/1998             $10,268             $10,275
                8/31/1998             $10,329             $10,294
                9/30/1998             $10,378             $10,247
               10/31/1998             $10,437             $10,161
               11/30/1998             $10,493             $10,233
               12/31/1998             $10,541             $10,334
                1/31/1999             $10,600             $10,361
                2/28/1999             $10,641             $10,316
                3/31/1999             $10,699             $10,379
                4/30/1999             $10,756             $10,454
                5/31/1999             $10,814             $10,588
                6/30/1999             $10,861             $10,684
                7/31/1999             $10,922             $10,755
                8/31/1999             $10,985             $10,716
                9/30/1999             $11,036             $10,691
               10/31/1999             $11,089             $10,676
               11/30/1999             $11,132             $10,745
               12/31/1999             $11,167             $10,818
                1/31/2000             $11,237             $10,924
                2/29/2000             $11,303             $10,960
                3/31/2000             $11,341             $10,873
                4/30/2000             $11,400             $10,913
                5/31/2000             $11,474             $11,004
                6/30/2000             $11,537             $11,071
                7/31/2000             $11,570             $11,150
                8/31/2000             $11,591             $11,208
                9/30/2000             $11,644             $11,244
               10/31/2000             $11,641             $11,250
               11/30/2000             $11,634             $11,275
               12/31/2000             $11,607             $11,353
                1/31/2001             $11,687             $11,421
                2/28/2001             $11,757             $11,521
                3/31/2001             $11,783             $11,534
                4/30/2001             $11,787             $11,485
                5/31/2001             $11,877             $11,623
                6/30/2001             $11,860             $11,637
                7/31/2001             $11,920             $11,667
                8/31/2001             $11,977             $11,760
                9/30/2001             $11,889             $11,535
               10/31/2001             $11,817             $11,355
               11/30/2001             $11,864             $11,534
               12/31/2001             $11,912             $11,654

Performance**
-------------------------------------------------------

SEC Average Annual Total Returns  (at net asset value)
-------------------------------------------------------
One year                                          2.63%
Life of Fund (3/20/98)                            4.73

* Sources: TowersData, Bethesda, MD.; CS First Boston; Bloomberg. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index
   - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The Index was previously named the DLJ Leveraged Loan Index Plus. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The Fund has no sales charge.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2001

ASSETS
------------------------------------------------------------------------------

Investment in Senior Debt Portfolio, at value
  (identified cost, $115,049,646)                                 $108,257,048
Receivable for Fund shares sold                                         38,000
Receivable from the Administrator                                       78,725
Deferred organization expenses                                             490
------------------------------------------------------------------------------
Total assets                                                      $108,374,263
------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------
Dividends payable                                                 $    204,209
Payable to affiliate for Trustees' fees                                  1,062
Accrued expenses                                                        93,978
------------------------------------------------------------------------------
Total liabilities                                                 $    299,249
------------------------------------------------------------------------------
Net Assets for 11,790,871 shares of
  beneficial interest outstanding                                 $108,075,014
------------------------------------------------------------------------------

SOURCES OF NET ASSETS
------------------------------------------------------------------------------
Paid-in capital                                                   $123,305,544
Accumulated net realized loss from Portfolio
  (computed on the basis of identified cost)                        (8,452,385)
Accumulated undistributed net investment income                         14,453
Net unrealized depreciation from Portfolio
  (computed on the basis of identified cost)                        (6,792,598)
------------------------------------------------------------------------------
Total                                                             $108,075,014
------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE
------------------------------------------------------------------------------
($108,075,014 / 11,790,871 shares
  of beneficial interest outstanding)                             $       9.17
------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended December 31, 2001

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest allocated from Portfolio                                 $ 10,391,459
Facility fee income allocated from Portfolio                            29,475
Expenses allocated from Portfolio                                     (657,161)
-------------------------------------------------------------------------------
Net investment income from Portfolio                              $  9,763,773
-------------------------------------------------------------------------------

EXPENSES
-------------------------------------------------------------------------------
Administration fee                                                $    481,373
Trustees' fees and expenses                                              4,211
Service fees                                                           342,214
Transfer and dividend disbursing agent fees                             70,567
Printing and postage                                                    49,018
Registration fees                                                       45,340
Legal and accounting services                                           37,350
Custodian fee                                                           14,817
Amortization of organization expenses                                    1,599
Miscellaneous                                                           14,471
-------------------------------------------------------------------------------
Total expenses                                                    $  1,060,960
-------------------------------------------------------------------------------

Deduct --
  Allocation of expenses to the Administrator                     $     78,725
-------------------------------------------------------------------------------
Total expense reductions                                          $     78,725
-------------------------------------------------------------------------------
Net expenses                                                      $    982,235
-------------------------------------------------------------------------------
Net investment income                                             $  8,781,538
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                 $ (5,882,512)
-------------------------------------------------------------------------------
Net realized loss                                                 $ (5,882,512)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                             $  1,164,014
  Interest rate swap contracts                                         (46,934)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $  1,117,080
-------------------------------------------------------------------------------
Net realized and unrealized loss                                  $ (4,765,432)
-------------------------------------------------------------------------------
Net increase in net assets from operations                        $  4,016,106
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                          Year Ended                   Year Ended
in Net Assets                                                December 31, 2001            December 31, 2000
-----------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                      $     8,781,538              $    16,771,992
  Net realized loss                                               (5,882,512)                  (2,256,607)
  Net change in unrealized appreciation
    (depreciation)                                                 1,117,080                   (6,515,147)
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $     4,016,106              $     8,000,238
---------------------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                                 $    (8,809,613)             $   (16,745,048)
---------------------------------------------------------------------------------------------------------
Total distributions to shareholders                          $    (8,809,613)             $   (16,745,048)
---------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                               $    23,746,204              $   137,065,559
  Net asset value of shares issued to shareholders
    in payment of
    distributions declared                                         4,875,417                    8,717,803
  Cost of shares redeemed                                       (121,542,718)                (154,734,308)
---------------------------------------------------------------------------------------------------------
Net increase decrease in net assets from Fund share
  transactions                                               $   (92,921,097)             $    (8,950,946)
---------------------------------------------------------------------------------------------------------
Net decrease in net assets                                   $   (97,714,604)             $   (17,695,756)
---------------------------------------------------------------------------------------------------------

NET ASSETS
---------------------------------------------------------------------------------------------------------
At beginning of year                                         $   205,789,618              $   223,485,374
---------------------------------------------------------------------------------------------------------
At end of year                                               $   108,075,014              $   205,789,618
---------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS
---------------------------------------------------------------------------------------------------------
At end of year                                               $        14,453              $        42,528
---------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

FINANCIAL STATEMENTS CONT'D

Statement of Cash Flows

                                                              Year Ended
INCREASE (DECREASE) IN CASH                                   December 31, 2001
-------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchase of interests in Senior Debt Portfolio                  $(24,397,323)
  Withdrawal of interests in Senior Debt Portfolio                 126,888,644
  Operating expenses paid                                             (964,992)
-------------------------------------------------------------------------------
Net cash from operating activities                                $101,526,329
-------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Proceeds from shares sold                                       $ 24,325,195
  Payments for shares repurchased                                 (121,542,718)
  Cash distributions paid (excluding reinvestments of
    distributions of $4,875,417)                                    (4,308,806)
-------------------------------------------------------------------------------
Net cash used for financing activities                            $(101,526,329)
-------------------------------------------------------------------------------
Net increase in cash                                              $       --
-------------------------------------------------------------------------------
Cash at beginning of year                                         $       --
-------------------------------------------------------------------------------
Cash at end of year                                               $       --
-------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FROM
OPERATING ACTIVITIES
-------------------------------------------------------------------------------
Net increase in net assets from operations                        $  4,016,106
Increase in receivable from administrator                               (6,598)
Decrease in deferred organization expenses                               1,599
Decrease in payable to affiliate                                           (27)
Increase in accrued expenses                                            22,269
Net decrease in investments                                         97,492,980
-------------------------------------------------------------------------------
Net cash from operating activities                                $101,526,329
-------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                              Year Ended December 31,
                                                -----------------------------------------------------------------------------
                                                   2001                    2000            1999                    1998(1)(2)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year             $  9.510                $  9.900        $  9.990                  $ 10.000
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                            $  0.586                $  0.774        $  0.668                  $  0.531
Net realized and unrealized loss                   (0.340)                 (0.391)         (0.094)                   (0.002)
-----------------------------------------------------------------------------------------------------------------------------
Total income from operations                     $  0.246                $  0.383        $  0.574                  $  0.529
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income                       $ (0.586)               $ (0.773)       $ (0.664)                 $ (0.539)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                              $ (0.586)               $ (0.773)       $ (0.664)                 $ (0.539)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- End of year                   $  9.170                $  9.510        $  9.900                  $  9.990
-----------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                      2.63%                   3.94%           5.93%                     5.41%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)          $108,075                $205,790        $223,485                  $ 57,273
Ratio (As a percentage of average daily net assets):
  Net operating expenses(4)                          1.19%                   1.19%           1.19%                     1.40%(5)
  Interest expense(4)                                0.01%                   0.01%           0.01%                     0.01%(5)
  Net investment income                              6.43%                   7.91%           6.75%                     6.60%(5)
Portfolio Turnover of the Portfolio                    33%                     47%             64%                       56%
-----------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
  Operating expenses(4)                              1.25%                   1.22%           1.31%                     1.57%(5)
  Interest expense(4)                                0.01%                   0.01%           0.01%                     0.01%(5)
  Net investment income                              6.37%                   7.87%           6.62%                     6.43%(5)
Net investment income per share                  $  0.581                $  0.771        $  0.655                  $  0.517
-----------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, March 20, 1998, to December 31, 1998.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-rate Fund as of December 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
------------------------------------------------------------------------------
  Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) was formed under a Declaration of Trust dated February 19, 1998. The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund invests all of its investable assets in interests in the Senior Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.9% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Fund, for federal income tax purposes had a capital loss carryover of $8,400,346 which will expire on December 31, 2007 ($313,266), December 31, 2008 ($2,259,305) and December 31,
  2009 ($5,827,775). This amount will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

  At December 31, 2001, the undistributed ordinary income on a tax basis was $14,453. The Fund did not have any undistributed long-term gains at December 31, 2001.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

  E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  G Reclassifications -- Certain prior year amounts have been reclassified to conform with current year's presentation.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). The Fund operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases (of at least 5% and up to 25% or more of its shares) at net asset value only once a quarter. It is a fundamental policy of the Fund (which may only be changed by shareholder vote) that the Fund will conduct repurchase offers ending on a date (fixed by the Trustees) in the months of January, April, July and October and the repurchase price will be determined no more than 14 days following the repurchase request deadline. Payment for all shares repurchased pursuant to these offers normally will be made not later than 7 days after the repurchase pricing date. Shareholders will be sent notification of each repurchase offer at least 21 days prior to the repurchase request deadline. During the year ended December 31, 2001, the Fund made four repurchase offers as follows:

                               Repurchase                      Amount
                              Offer Amount                   Repurchased
  Repurchase             --------------------------     ----------------------
  Request Deadline       Shares          Amount         Shares        Amount
  ---------------------------------------------------------------------------

  January 23, 2001     22,438,401  $  213,613,574     6,234,321  $  59,350,826
  April 6, 2001        19,633,310     185,338,446     2,011,897     18,989,590
  July 23, 2001        18,605,995     174,524,235     2,646,706     24,826,105
  October 22, 2001     17,154,935     157,653,852     1,999,586     18,376,197
  ---------------------------------------------------------------------------
  Total                77,832,641    $731,130,107    12,892,510   $121,542,718
  ---------------------------------------------------------------------------

  All transactions in Fund shares were as follows:

                                        Year Ended December 31,
                                   -------------------------------
                                          2001            2000
  ----------------------------------------------------------------
  Sales                                  2,522,934      13,931,103
  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                         519,306         893,029
  Repurchases                          (12,892,510)    (15,757,071)
  ----------------------------------------------------------------
  Net decrease                          (9,850,270)       (932,939)
  ----------------------------------------------------------------

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.35% of the average daily gross assets of the Portfolio attributable to the Fund. For the year ended December 31, 2001, the fee amounted to $481,373. To enhance the net income of the Fund, $78,725 of the Fund's expenses were allocated to EVM for the year ending December 31, 2001. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

  Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Service Plan
--------------------------------------------------------------------------------
  The Fund pays service fees pursuant to a Service Plan (the Plan) designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable. The Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, investment dealers or other persons in amounts not exceeding 0.25% (annually) of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended December 31, 2001 in the amount of $342,214. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 2001 aggregated $24,397,323 and $126,888,644, respectively.

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Eaton Vance
 Advisers Senior Floating-Rate Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) as of December 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, March 20, 1998, to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period from the start of business March 20, 1998, to December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2002

Senior Debt Portfolio as of December 31, 2001

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)

Senior Floating Rate
Interests -- 87.2%(1)

Principal
Amount           Borrower/Tranche Description                      Value
-------------------------------------------------------------------------------

Advertising -- 0.3%
--------------------------------------------------------------------------------
                 Lamar Media Corp.
$    875,000     Revolving loan, maturing August 1, 2005         $      859,141
   2,531,250     Term loan, maturing August 1, 2005                   2,491,699
   8,242,359     Term loan, maturing March 1, 2006                    8,245,796
                 Trader.com
   2,507,367     Term loan, maturing December 31, 2006                2,419,609
   1,811,831     Term loan, maturing December 31, 2007                1,748,417
--------------------------------------------------------------------------------
                                                                 $   15,764,662
--------------------------------------------------------------------------------
Aerospace & Defense -- 1.4%
--------------------------------------------------------------------------------
                 Aircraft Braking Systems Corp.
$  8,481,252     Term loan, maturing September 30, 2005          $    8,343,432
                 Alliant Techsystems, Inc.
   5,955,000     Term loan, maturing April 20, 2009                   6,012,692
                 Dyncorp
  11,379,250     Term loan, maturing December 9, 2006                11,421,922
                 EG&G Technical Services, Inc.
  16,809,349     Term loan, maturing August 20, 2007                 16,473,162
                 Fairchild Holdings Corporation
  16,658,099     Term loan, maturing April 30, 2006                  15,379,329
                 Hexcel Corporation
  12,450,509     Term loan, maturing August 25, 2005                 11,080,953
                 Transdigm Holding Company
     349,805     Term loan, maturing May 15, 2006                       341,643
     893,945     Term loan, maturing May 15, 2007                       873,087
                 United Defense Industries, Inc.
  12,985,729     Term loan, maturing June 30, 2009                   13,020,220
-------------------------------------------------------------------------------
                                                                 $   82,946,440
-------------------------------------------------------------------------------

Air Freight & Couriers -- 0.6%
-------------------------------------------------------------------------------
                 Evergreen International Aviation, Inc.
$  6,382,799     Term loan, maturing June 1, 2003                $    5,489,207
  15,693,523     Term loan, maturing April 30, 2002                  14,045,703
                 Piedmont
   6,269,868     Term loan, maturing July 23, 2006                    6,207,170
   6,269,868     Term loan, maturing July 23, 2007                    6,207,170
-------------------------------------------------------------------------------
                                                                 $   31,949,250
-------------------------------------------------------------------------------

Airlines -- 0.1%
-------------------------------------------------------------------------------
                 Continental Airlines, Inc.
$  8,368,339     Term loan, maturing December 31, 2006           $    7,701,007
-------------------------------------------------------------------------------
                                                                 $    7,701,007
-------------------------------------------------------------------------------

Auto Components -- 2.4%
-------------------------------------------------------------------------------
                 AAS Holdings, LLC
$  8,784,451     Term loan, maturing October 30, 2004            $    8,476,995
                 Accuride Corporation
   2,308,519     Term loan, maturing January 21, 2005                 1,939,156
  17,854,333     Term loan, maturing January 21, 2006                15,220,819
   5,577,500     Term loan, maturing January 21, 2007                 4,754,819
                 American Axle & Manufacturing, Inc.
  11,377,471     Term loan, maturing April 30, 2006                  11,168,205
                 Exide Corporation
  23,603,664     Term loan, maturing March 18, 2005                  17,348,693
                 Federal-Mogul Corporation
  14,017,423     Term loan, maturing February 24, 2004               13,246,464
                 J.L. French Automotive Castings, Inc.
   5,322,588     Term loan, maturing November 30, 2006                4,071,780
                 Keystone Automotive Operations, Inc.
  10,927,803     Term loan, maturing March 31, 2006                  10,927,803
                 Lund Industries, Incorporated
   3,515,575     Term loan, maturing December 31, 2005                3,216,752
   1,975,879     Term loan, maturing December 31, 2006                1,807,929
                 Metaldyne, Inc.
   6,288,066     Term loan, maturing May 31, 2008                     5,800,741
   4,516,155     Term loan, maturing May 31, 2007                     4,154,863
                 Safelite Glass Corp.
   2,577,129     Term loan, maturing June 30, 2007                    2,577,129
   3,198,162     Term loan, maturing June 30, 2008                    3,198,162
                 Stanadyne Automotive Corporation
   5,846,155     Term loan, maturing December 10, 2004                5,501,435
                 Tenneco Automotive
   5,848,636     Term loan, maturing December 31, 2007                4,910,766
   5,848,636     Term loan, maturing December 31, 2008                4,919,118
                 Venture Holdings Trust
  18,829,886     Term loan, maturing April 1, 2005                   16,978,287
-------------------------------------------------------------------------------
                                                                 $  140,219,916
-------------------------------------------------------------------------------

Broadcast Media -- 4.0%
-------------------------------------------------------------------------------
                 Benedek Broadcasting Corporation
$  3,500,000     Term loan, maturing November 20, 2007           $    3,097,500
                 CanWest Media, Inc.
  25,512,435     Term loan, maturing May 15, 2008                    25,531,569
  15,938,964     Term loan, maturing May 15, 2009                    15,950,919
                 Citadel Communications Corp.
   8,576,923     Term loan, maturing December 31, 2008                8,542,084
                 Comcorp Broadcasting, Inc.
   3,167,340     Term loan, maturing June 30, 2007                    2,787,259
                 Corus Entertainment
  16,370,455     Term loan, maturing August 31, 2007                 16,411,381
                 Discovery Communications, Inc.
  28,750,000     Term loan, maturing May 13, 2004                    28,462,500
                 Lin Television Corp.
   1,830,052     Term loan, maturing September 30, 2007               1,830,052
  31,246,438     Term loan, maturing March 31, 2007                  31,168,322
                 Mediacom Broadband, LLC
  16,500,000     Term loan, maturing September 30, 2010              16,512,029
                 Nexstar Finance, LLC
   3,897,321     Term loan, maturing July 12, 2007                    3,840,081
                 Paxson Communications Corporation
   7,733,125     Term loan, maturing June 30, 2006                    7,713,792
                 Sinclair Broadcast Group, Inc.
   2,510,345     Revolving loan, maturing September 30, 2004          2,422,483
  22,000,000     Term loan, maturing September 15, 2005              22,065,318
                 Susquehanna Media Co.
  20,270,000     Term loan, maturing June 30, 2008                   20,270,000
                 Telemundo
  18,500,000     Term loan, maturing May 15, 2008                    18,516,188
                 White Knight Broadcasting, Inc.
   2,894,713     Term loan, maturing June 30, 2007                    2,547,347
                 Young Broadcasting, Inc.
   1,454,871     Term loan, maturing December 31, 2006                1,459,028
-------------------------------------------------------------------------------
                                                                 $  229,127,852
-------------------------------------------------------------------------------

Cable Television -- 8.4%
-------------------------------------------------------------------------------
                 Century Cable Holdings, LLC
$  2,000,000     Term loan, maturing December 31, 2009           $    1,972,874
  37,200,000     Term loan, maturing June 30, 2009                   36,706,765
                 Charter Communications Operating, LLC.
   6,666,667     Term loan, maturing March 18, 2007                   6,458,333
  79,250,000     Term loan, maturing March 18, 2008                  77,997,533
   7,000,000     Term loan, maturing September 18, 2008               6,889,372
                 Charter Communications VI
  12,500,000     Term loan, maturing March 18, 2008                  12,287,500
                 Charter Communications VIII
  45,150,000     Term loan, maturing February 2, 2008                44,489,681
                 Classic Cable, Inc.
     200,000     DIP loan, maturing February 15, 2003                   200,000
   9,967,704     Term loan, maturing October 31, 2007                 8,927,325
   9,849,665     Term loan, maturing October 31, 2008                 8,458,400
                 Falcon Holding Group, L.P.
     214,925     Revolving loan, maturing December 31, 2005             209,552
  14,048,260     Term loan, maturing June 29, 2007                   13,685,352
  59,307,912     Term loan, maturing December 31, 2007               58,418,293
                 Frontiervision Operating Partners, L.P.
  49,492,626     Term loan, maturing March 31, 2006                  49,121,431
                 Hilton Head Communications
  60,500,000     Term loan, maturing May 15, 2007                    60,575,625
                 Insight Midwest Holdings, LLC
  43,000,000     Term loan, maturing December 31, 2009               42,989,250
                 Mediacom Southeast
   7,000,000     Term loan, maturing September 30, 2008               6,993,441
                 RCN Corporation
  35,000,000     Term loan, maturing June 30, 2007                   27,300,000
                 Videotron LTEE
  15,000,000     Term loan, maturing December 1, 2009                14,957,820
-------------------------------------------------------------------------------
                                                                 $  478,638,547
-------------------------------------------------------------------------------

Casinos & Gaming -- 1.8%
-------------------------------------------------------------------------------
                 Alliance Gaming Corporation
$ 18,750,000     Term loan, maturing November 30, 2006           $   18,761,719
                 Argosy Gaming Company
   9,950,000     Term loan, maturing June 30, 2008                   10,033,958
                 Aztar Corporation
  15,307,995     Term loan, maturing June 30, 2005                   15,269,725
                 Boyd Gaming Corporation
     632,474     Term loan, maturing June 15, 2003                      629,707
  15,473,186     Term loan, maturing June 15, 2005                   15,453,844
                 Isle of Capri Casinos
   2,291,667     Term loan, maturing March 2, 2005                    2,268,750
  11,235,643     Term loan, maturing March 2, 2006                   11,199,532
   9,831,189     Term loan, maturing March 2, 2007                    9,799,591
                 Penn National Gaming, Inc.
   8,630,631     Term loan, maturing March 31, 2005                   8,630,631
   9,290,453     Term loan, maturing July 31, 2006                    9,275,356
-------------------------------------------------------------------------------
                                                                 $  101,322,813
-------------------------------------------------------------------------------

Chemicals -- 5.6%
-------------------------------------------------------------------------------
                 AOC,LLC.
$ 21,057,668     Term loan, maturing September 30, 2006          $   20,899,736
                 Arteva B.V. (Kosa)
   4,074,185     Term loan, maturing December 31, 2005                3,829,734
  23,604,815     Term loan, maturing December 31, 2006               23,058,954
                 Avecia Investments Limited
   2,908,642     Term loan, maturing June 30, 2007                    2,879,555
   9,695,472     Term loan, maturing June 30, 2008                    9,598,517
                 CP Kelco U.S., Inc.
   7,647,778     Term loan, maturing March 31, 2008                   7,188,911
   2,554,722     Term loan, maturing March 31, 2009                   2,401,439
                 Equistar Chemicals, L.P.
   4,738,125     Term loan, maturing August 31, 2007                  4,753,524
                 Foamex L.P.
   8,413,100     Revolving loan, maturing June 30, 2003               8,034,511
   1,718,699     Term loan, maturing June 30, 2005                    1,641,357
   1,562,459     Term loan, maturing June 30, 2006                    1,492,148
   1,688,896     Term loan, maturing December 31, 2006                1,615,007
                 GEO Specialty Chemicals, Inc.
   5,000,000     Term loan, maturing December 31, 2007                4,812,500
                 Georgia Gulf Corporation
  13,917,480     Term loan, maturing December 31, 2006               13,861,810
                 Huntsman Corporation
   4,840,689     Term loan, maturing December 31, 2005                3,448,991
   1,307,993     Term loan, maturing September 30, 2003                 931,945
  24,529,725     Term loan, maturing December 31, 2004               17,477,429
                 Huntsman Int'l (FKA H. ICI)
   6,090,630     Term loan, maturing June 3, 2006                     5,841,931
  24,693,662     Term loan, maturing June 30, 2007                   24,151,784
  24,693,662     Term loan, maturing June 30, 2008                   24,151,784
                 IMC Global, Inc
  14,425,783     Term loan, maturing November 17, 2006               14,431,798
                 Lyondell Petrochemical Company
  52,296,079     Term loan, maturing June 30, 2007                   52,560,540
                 Messer Griesham GmbH
   4,984,557     Term loan, maturing April 30, 2009                   5,013,632
   6,371,957     Term loan, maturing April 30, 2010                   6,409,125
                 NOVEON
  10,945,000     Term loan, maturing September 30, 2008              10,890,275
                 Polymer Group, Inc.
  37,166,725     Term loan, maturing December 20, 2005               31,666,049
   6,402,500     Term loan, maturing December 20, 2006                5,390,905
                 Sterling Pulp Chemicals (Sask) Ltd.
   4,232,315     Term loan, maturing June 30, 2005                    4,147,669
                 Vinings Industries, Inc.
   7,622,030     Term loan, maturing March 31, 2005                   6,919,691
-------------------------------------------------------------------------------
                                                                 $  319,501,251
-------------------------------------------------------------------------------

Coal -- 0.7%
-------------------------------------------------------------------------------
                 Arch Western Resources, LLC.
$ 40,000,000     Term loan, maturing May 31, 2003                $   39,600,000
-------------------------------------------------------------------------------
                                                                 $   39,600,000
-------------------------------------------------------------------------------
Commercial Services -- 4.3%
-------------------------------------------------------------------------------
                 Advanstar Communications Inc.
$  5,352,000     Term loan, maturing November 17, 2006           $    4,642,860
  19,144,286     Term loan, maturing November 17, 2007               16,878,885
                 American Marketing Industries, Inc.
   5,320,564     Term loan, maturing November 30, 2002                2,660,282*
   6,477,919     Term loan, maturing November 30, 2003                3,238,960*
     259,296     Term loan, maturing November 30, 2004                  129,648*
   5,301,676     Term loan, maturing November 16, 2005                2,650,838*
   6,318,855     Term loan, maturing November 30, 2003                3,159,427
                 Anthony Crane Rental, L.P.
  18,534,774     Term loan, maturing July 20, 2006                   13,715,733
                 Brickman Holdings Corp
   7,339,046     Term loan, maturing January 14, 2006                 7,302,351
                 Caterair International Corporation
   5,381,522     Term loan, maturing March 1, 2007                    4,964,454
                 Coinmach Laundry Corporation
  33,537,139     Term loan, maturing June 30, 2005                   33,442,832
                 Corrections Corporation of America
  13,700,412     Term loan, maturing January 1, 2003                 13,574,820
   2,716,362     Term loan, maturing December 31, 2002                2,695,989
                 Environmental Systems Products Hldgs, Inc.
  13,294,461     Term loan, maturing December 31, 2004               11,200,583
   5,941,036     Term loan, maturing December 31, 2004                3,624,032
                 Erickson Air-Crane Co.
   8,507,338     Term loan, maturing December 31, 2004                7,911,825
                 Interpool, Inc.
   5,134,685     Term loan, maturing April 30, 2002                   5,141,103
                 Metokote Corporation
   9,310,000     Term loan, maturing November 2, 2005                 8,918,980
                 MSX International, Inc.
  22,540,000     Term loan, maturing December 31, 2006               21,851,086
                 Nationsrent, Inc.
  12,214,290     Term loan, maturing September 30, 2006               6,778,931
                 PSI Acquisition Corporation
  14,273,915     Term loan, maturing September 30, 2003              13,845,698
                 SC International Services, Inc.
  43,924,879     Term loan, maturing March 1, 2007                   40,520,701
                 Volume Services, Inc.
  20,514,307     Term loan, maturing December 31, 2002               20,334,806
-------------------------------------------------------------------------------
                                                                 $  249,184,824
-------------------------------------------------------------------------------

Communications Equipment -- 1.5%
-------------------------------------------------------------------------------
                 Amphenol Corporation
$  4,838,212     Term loan, maturing May 19, 2004                $    4,748,705
  45,411,890     Term loan, maturing May 19, 2005                    45,152,906
                 CII Technologies
  11,516,645     Term loan, maturing March 15, 2004                  11,509,447
                 Superior Telecom, Inc.
   2,137,931     Revolving loan, maturing November 27, 2005           1,475,172
     971,117     Term loan, maturing November 27, 2005                  683,019
  21,406,020     Term loan, maturing November 27, 2006               14,456,705
                 Telex Communications, Inc.
   1,585,189     Term loan, maturing November 6, 2004                 1,361,069
                 TriPoint Global Communications, Inc.
                 (Prodelin)
   6,968,007     Term loan, maturing May 31, 2006                     6,880,906
-------------------------------------------------------------------------------
                                                                 $   86,267,929
-------------------------------------------------------------------------------

Computer Software & Services -- 0.3%
-------------------------------------------------------------------------------
                 Titan Corporation
$ 12,101,056     Term loan, maturing March 31, 2006              $   12,055,677
   4,940,700     Term loan, maturing March 31, 2007                   4,922,173
-------------------------------------------------------------------------------
                                                                 $   16,977,850
-------------------------------------------------------------------------------

Construction & Engineering -- 0.2%
-------------------------------------------------------------------------------
                 URS Corporation
$  5,830,707     Term loan, maturing June 9, 2006                $    5,735,958
   8,795,225     Term loan, maturing June 9, 2007                     8,652,303
-------------------------------------------------------------------------------
                                                                 $   14,388,261
-------------------------------------------------------------------------------

Construction Materials -- 0.5%
-------------------------------------------------------------------------------
                 Formica Corporation
$ 10,370,589     Term loan, maturing April 30, 2006              $    8,322,398
                 Truseal Technologies, Inc.
   6,302,000     Term loan, maturing July 1, 2004                     6,302,000
                 Trussway Industries, Inc.
  12,340,679     Term loan, maturing December 31, 2006                9,687,433
                 U.S. Aggregates, Inc.
     544,522     LIFO loan, maturing January 31, 2002                   528,186*
   9,225,341     Term loan, maturing March 31, 2006                   6,457,739*
-------------------------------------------------------------------------------
                                                                 $   31,297,756
-------------------------------------------------------------------------------

Containers & Packaging - Metal & Glass -- 1.0%
-------------------------------------------------------------------------------
                 Ball Corporation
$ 18,305,060     Term loan, maturing March 10, 2006              $   18,267,883
                 Impress Metal Packaging Holdings B.V.
  19,305,000     Term loan, maturing December 31, 2006               18,532,800
                 Silgan Holdings Inc.
  21,002,956     Term loan, maturing June 30, 2005                   20,687,911
-------------------------------------------------------------------------------
                                                                 $   57,488,594
-------------------------------------------------------------------------------

Containers & Packaging - Paper -- 3.9%
-------------------------------------------------------------------------------
                 Blue Ridge Paper Products, Inc.
$ 10,138,482     Term loan, maturing March 31, 2006              $   10,138,482
                 Gaylord Container Corporation
   9,258,882     Revolving loan, maturing June 19, 2004               8,795,938
   8,410,475     Term loan, maturing June 19, 2004                    8,294,831
                 Greif Bros. Corporation
   5,052,286     Term loan, maturing February 28, 2008                5,053,550
                 Impaxx, Inc.
   2,300,000     Term loan, maturing December 31, 2005                2,001,000
   5,280,000     Term loan, maturing December 31, 2006                4,593,600
                 Jefferson Smurfit Corporation
  29,624,074     Term loan, maturing March 31, 2005                  29,266,126
                 Jefferson Smurfit Corporation
  30,000,000     Term loan, maturing March 31, 2007                  29,916,660
                 Packaging Dynamics, LLC.
  16,454,583     Term loan, maturing November 20, 2008               15,138,217
                 Port Townsend Paper Corporation
   7,266,956     Term loan, maturing March 16, 2007                   7,103,449
                 Riverwood International Corporation
     516,667     Revolving loan, maturing December 31, 2005             501,490
  20,000,000     Term loan, maturing December 31, 2006               20,068,760
                 Stone Container Corporation
   2,192,972     Term loan, maturing October 1, 2003                  2,191,191
  13,966,219     Term loan, maturing October 1, 2003                 13,955,898
  18,380,945     Term loan, maturing October 1, 2004                 18,354,146
  11,888,111     Term loan, maturing December 31, 2006               11,833,129
  24,177,313     Term loan, maturing December 31, 2006               24,065,493
                 Stronghaven, Inc.
  10,444,178     Term loan, maturing May 15, 2004                    10,026,411
-------------------------------------------------------------------------------
                                                                 $  221,298,371
-------------------------------------------------------------------------------

Containers & Packaging - Plastics -- 1.5%
-------------------------------------------------------------------------------
                 Consolidated Container Holdings LLC
$ 12,096,045     Term loan, maturing June 30, 2007               $   10,886,440
                 Crown Cork & Seal Company, Inc.
  33,000,000     Term loan, maturing February 4, 2004                32,690,625
                 Graham Packaging Company
     622,088     Term loan, maturing January 31, 2006                   595,747
   4,117,894     Term loan, maturing January 31, 2007                 3,943,526
   2,298,802     Term loan, maturing January 31, 2008                 2,197,151
                 IPC, Inc.
   1,272,094     Revolving loan, maturing September 30, 2003          1,202,128
     366,425     Term loan, maturing September 30, 2003                 346,272
  19,262,873     Term loan, maturing September 30, 2004              18,829,459
                 LLS Corp.
   9,500,000     Term loan, maturing July 31, 2006                    5,106,250*
                 Tekni-Plex, Inc.
  10,077,735     Term loan, maturing March 31, 2006                   9,758,603
-------------------------------------------------------------------------------
                                                                 $   85,556,201
-------------------------------------------------------------------------------

Educational Services -- 0.5%
-------------------------------------------------------------------------------
                 Jostens, Inc.
$  8,033,503     Term loan, maturing May 31, 2008                $    8,005,531
                 Kindercare Learning Centers, Inc.
   8,132,201     Term loan, maturing February 13, 2006                7,918,730
                 Weekly Reader Corporation
  14,418,125     Term loan, maturing September 30, 2007              13,877,445
-------------------------------------------------------------------------------
                                                                 $   29,801,706
-------------------------------------------------------------------------------

Electronic Equipment & Instruments -- 0.4%
-------------------------------------------------------------------------------
                 Juno Lighting, Inc.
$  8,019,828     Term loan, maturing November 30, 2006           $    7,964,692
                 Knowles Electronics, Inc.
  13,297,500     Term loan, maturing June 29, 2007                   12,333,431
-------------------------------------------------------------------------------
                                                                 $   20,298,123
-------------------------------------------------------------------------------

Entertainment -- 3.3%
-------------------------------------------------------------------------------
                 Amfac Resorts, Inc.
$  4,735,302     Term loan, maturing September 30, 2003          $    4,528,132
   4,735,302     Term loan, maturing September 30, 2004               4,528,132
                 Blockbuster Entertainment Corp.
   5,423,077     Term loan, maturing July 1, 2006                     5,282,419
  51,500,000     Term loan, maturing July 1, 2004                    50,164,244
                 Dreamworks Film Trust
  15,280,000     Term loan, maturing December 31, 2006               15,375,500
                 Interval
   6,806,099     Term loan, maturing December 16, 2005                6,712,516
  10,605,166     Term loan, maturing December 15, 2006               10,459,345
                 KSL Recreation Group, Inc.
   8,185,909     Revolving loan, maturing April 30, 2005              7,715,220
   7,987,434     Term loan, maturing April 30, 2005                   7,814,371
   7,987,434     Term loan, maturing April 30, 2006                   7,834,339
                 Metro-Goldwyn-Mayer Studios Inc.
     795,000     Revolving loan, maturing December 31, 2005             771,150
  34,874,750     Term loan, maturing December 31, 2006               34,578,315
   1,850,000     Term loan, maturing December 31, 2005                1,820,709
                 Six Flags Theme Parks Inc.
  30,174,375     Term loan, maturing September 30, 2005              30,283,757
-------------------------------------------------------------------------------
                                                                 $  187,868,149
-------------------------------------------------------------------------------

Environmental Services -- 1.2%
-------------------------------------------------------------------------------
                 Allied Waste Industries, Inc.
$  3,863,553     Term loan, maturing July 30, 2005               $    3,773,173
  13,566,389     Term loan, maturing July 30, 2006                   13,459,649
  16,871,922     Term loan, maturing July 30, 2007                   16,739,174
                 International Technology Corporation
  26,617,743     Term loan, maturing June 11, 2004                   11,312,541*
                 Philips Environmental Services
     798,366     Term loan (PIK), maturing April 21, 2005               798,366*
   1,175,921     Term loan, maturing April 21, 2005                   1,175,921
                 Safety-Kleen Services, Inc.
   1,769,451     Revolving loan, maturing April 3, 2004                 662,438*
   1,830,601     Term loan, maturing April 3, 2004                      675,362*
  26,470,400     Term loan, maturing April 3, 2005                    9,777,504*
  26,470,400     Term loan, maturing April 3, 2006                    9,777,504*
-------------------------------------------------------------------------------
                                                                 $   68,151,632
-------------------------------------------------------------------------------

Financials -- 0.2%
-------------------------------------------------------------------------------
                 Altamira Management Ltd.
$  9,683,071     Term loan, maturing September 30, 2004          $    8,763,179
-------------------------------------------------------------------------------
                                                                 $    8,763,179
-------------------------------------------------------------------------------

Food, Beverages & Tobacco -- 1.2%
-------------------------------------------------------------------------------
                 Aurora Foods, Inc.
$  5,091,949     Term loan, maturing September 30, 2005          $    4,956,162
   1,659,734     Term loan, maturing September 30, 2006               1,636,497
                 Cott Corporation
   1,930,000     Term loan, maturing December 31, 2006                1,939,650
                 Del Monte Corporation
   9,918,781     Term loan, maturing March 31, 2008                  10,014,874
                 Eagle Family Foods, Inc
   5,366,694     Term loan, maturing December 31, 2005                5,091,959
                 Flowers Foods, Inc.
   9,452,500     Term loan, maturing June 30, 2006                    9,493,855
                 Interstate Brands Corporations
   4,750,000     Term loan, maturing July 19, 2006                    4,773,750
  11,691,250     Term loan, maturing July 19, 2007                   11,749,706
                 Michael Foods, Inc.
     940,126     Term loan, maturing March 30, 2008                     946,394
                 New World Pasta
   5,363,001     Term loan, maturing January 28, 2006                 5,347,357
                 Nutra Sweet
   3,500,000     Term loan, maturing June 30, 2008                    3,483,596
   6,820,708     Term loan, maturing June 30, 2007                    6,809,337
                 Pabst Brewing Company
   3,934,818     Term loan, maturing April 30, 2004                   3,541,336
-------------------------------------------------------------------------------
                                                                 $   69,784,473
-------------------------------------------------------------------------------

Funeral Service -- 0.3%
-------------------------------------------------------------------------------
                 Cornerstone Family Services, Inc.
$  8,768,844     Term loan, maturing March 31, 2007              $    7,957,726
                 Prime Succession, Inc.
  14,346,322     Term loan, maturing August 1, 2003                   7,173,161
-------------------------------------------------------------------------------
                                                                 $   15,130,887
-------------------------------------------------------------------------------

Health Care - Equipment & Supplies -- 1.2%
-------------------------------------------------------------------------------
                 Alpharma Operating Corporation
$  5,350,000     Term loan, maturing December 31, 2008           $    5,263,063
                 Charles River Laboratories, Inc.
   3,225,208     Term loan, maturing October 13, 2007                 3,249,397
                 Circon Corporation
   2,481,688     Term loan, maturing October 31, 2006                 2,325,674
                 Conmed Corporation
  12,218,528     Term loan, maturing December 30, 2004               12,050,523
   2,216,250     Term loan, maturing December 31, 2005                2,188,547
                 Fisher Scientific International Inc
  11,875,290     Term loan, maturing January 21, 2007                11,890,134
   7,553,026     Term loan, maturing January 21, 2008                 7,562,467
                 Leiner Health Products Inc.
  10,948,544     Term loan, maturing December 30, 2004                7,937,694
   1,770,858     Term loan, maturing December 30, 2005                1,283,872
                 Maxxim Medical, Inc.
   4,185,957     Term loan, maturing October 31, 2007                 3,819,418
   4,185,957     Term loan, maturing October 31, 2008                 3,864,619
                 Nutramax Products, Inc.
     658,382     Note claim, maturing July 3, 2003                      658,382
                 Sybron Dental Management
   5,132,392     Term loan, maturing November 28, 2007                5,145,223
-------------------------------------------------------------------------------
                                                                 $   67,239,013
-------------------------------------------------------------------------------

Health Care - Providers & Services -- 2.7%
-------------------------------------------------------------------------------
                 Alliance Imaging, Inc.
$  6,013,614     Term loan, maturing December 18, 2004           $    6,038,048
   5,806,961     Term loan, maturing December 18, 2005                5,830,555
                 Amerisource Bergen Corporation
  15,500,000     Term loan, maturing March 31, 2005                  15,345,000
                 Caremark RX, Inc
   1,985,000     Term loan, maturing March 15, 2006                   2,005,471
                 Community Health Systems, Inc.
  11,598,935     Term loan, maturing December 31, 2003               11,641,526
  11,598,935     Term loan, maturing December 31, 2004               11,646,966
   4,394,697     Term loan, maturing December 31, 2005                4,419,075
                 Concentra Managed Care, Inc.
  12,950,508     Term loan, maturing December 31, 2005               12,942,414
   9,101,176     Term loan, maturing December 31, 2006                9,095,487
                 DaVita, Inc
   1,375,553     Term loan, maturing March 31, 2006                   1,384,272
                 Express Scripts, Inc.
   3,006,791     Term loan, maturing March 31, 2006                   2,987,999
                 FHC Health Systems, Inc.
  10,404,650     Term loan, maturing April 30, 2005                  10,274,592
  10,404,650     Term loan, maturing April 30, 2006                  10,274,592
                 Hanger Orthopedic Group, Inc
   1,405,088     Term loan, maturing December 31, 2006                1,364,106
                 Integrated Health Services, Inc.
   2,239,086     Revolving loan, maturing September 15, 2003          1,267,323*
   2,126,314     Term loan, maturing September 15, 2003               1,203,139*
   6,684,465     Term loan, maturing December 31, 2005                3,785,079*
                 Magellan Health Services, Inc.
   2,220,946     Term loan, maturing February 12, 2005                2,220,391
   2,220,946     Term loan, maturing February 12, 2006                2,220,391
                 Mediq/PRN Life Support Services, Inc.
  13,083,175     Term loan, maturing May 29, 2006                    11,490,953
                 National Medical Care aka Fresenius
  16,530,000     Term loan, maturing September 30, 2003              16,364,700
                 Team Health
   3,656,079     Term loan, maturing March 12, 2006                   3,637,799
                 Triad Hospitals Holdings, Inc.
   5,983,636     Term loan, maturing March 31, 2008                   6,044,221
-------------------------------------------------------------------------------
                                                                 $  153,484,099
-------------------------------------------------------------------------------

Hotels -- 1.7%
-------------------------------------------------------------------------------
                 Extended Stay America
$ 15,000,000     Term loan, maturing December 31, 2007           $   14,955,000
                 Mandalay Resort Group
  21,987,403     Term loan, maturing August 18, 2006                 21,877,466
                 Starwood Hotels & Resorts
  26,625,000     Term loan, maturing February 23, 2003               26,684,906
                 Wyndham International, Inc.
  42,049,371     Term loan, maturing June 30, 2006                   36,492,841
-------------------------------------------------------------------------------
                                                                 $  100,010,213
-------------------------------------------------------------------------------

Household Furnish & Appliances -- 1.2%
-------------------------------------------------------------------------------
                 Goodman Manufacturing Company, L.P.
$  2,360,073     Term loan, maturing September 30, 2003          $    2,188,968
  10,928,574     Term loan, maturing July 31, 2005                   10,514,195
                 Sealy Mattress Company
  12,231,476     Term loan, maturing December 15, 2004               12,202,169
   8,543,260     Term loan, maturing December 15, 2005                8,522,790
  11,194,802     Term loan, maturing December 15, 2006               11,167,979
                 Simmons Company
   6,650,873     Term loan, maturing October 30, 2005                 6,652,535
   9,007,506     Term loan, maturing October 30, 2006                 9,018,765
                 Sleepmaster, LLC
   5,652,495     Term loan, maturing December 31, 2006                4,804,621
                 The Boyds Collection, Ltd.
   4,637,920     Term loan, maturing April 21, 2005                   4,382,834
-------------------------------------------------------------------------------
                                                                 $   69,454,856
-------------------------------------------------------------------------------

Household Products -- 1.3%
-------------------------------------------------------------------------------
                 Church & Dwight Co. Inc.
$  2,250,000     Term loan, maturing September 30, 2007          $    2,266,524
                 Desa International, Inc.
   6,708,448     Term loan, maturing November 30, 2004                5,014,565
                 Diamond Brands Operating Corp.
     639,000     Revolving loan, maturing March 31, 2004                543,150
   1,524,886     Term loan, maturing March 31, 2005                   1,296,153
  11,162,762     Term loan, maturing March 31, 2006                   9,488,347
                 Polaroid Corporation
     791,697     Revolving loan, maturing January 31, 2002              589,814*
                 Samsonite Corporation
  18,154,701     Term loan, maturing June 24, 2006                   17,201,579
                 The Imperial Decor Home Group, Inc.
   1,417,283     Medium Term note, maturing April 4, 2006               992,098
                 The Scotts Company
  12,713,221     Term loan, maturing December 31, 2007               12,766,197
                 United Industries Corporation
  14,082,037     Term loan, maturing January 20, 2006                13,518,755
                 Werner Holding Co.
   7,833,499     Term loan, maturing November 30, 2004                7,770,831
   4,728,852     Term loan, maturing November 30, 2005                4,683,927
-------------------------------------------------------------------------------
                                                                 $   76,131,940
-------------------------------------------------------------------------------

Insurance -- 0.6%
-------------------------------------------------------------------------------
                 Willis Corroon Corporation
$ 11,815,211     Term loan, maturing February 19, 2007           $   11,701,986
  12,763,753     Term loan, maturing February 19, 2008               12,652,070
   7,685,700     Term loan, maturing August 19, 2008                  7,624,853
-------------------------------------------------------------------------------
                                                                 $   31,978,909
-------------------------------------------------------------------------------

Leisure -- 0.0%
-------------------------------------------------------------------------------
                 Blount International Inc.
$  1,099,358     Term loan, maturing July 31, 2006               $    1,066,377
-------------------------------------------------------------------------------
                                                                 $    1,066,377
-------------------------------------------------------------------------------

Leisure Equipment & Products -- 0.2%
-------------------------------------------------------------------------------
                 Bell Sports, Inc.
$ 12,652,897     Term loan, maturing March 30, 2007              $   11,008,020
-------------------------------------------------------------------------------
                                                                 $   11,008,020
-------------------------------------------------------------------------------

Machinery -- 0.7%
-------------------------------------------------------------------------------
                 Flowserve Corporation
$ 23,411,396     Term loan, maturing June 30, 2008               $   23,494,319
                 The Manitowoc Company
  10,248,500     Term loan, maturing June 30, 2007                   10,317,677
                 Thermadyne MFG LLC
   2,480,805     Term loan, maturing May 22, 2004                     1,935,028
   2,453,971     Term loan, maturing May 22, 2005                     1,941,091
   2,453,970     Term loan, maturing May 22, 2006                     1,950,906
-------------------------------------------------------------------------------
                                                                 $   39,639,021
-------------------------------------------------------------------------------

Manufacturing -- 4.9%
-------------------------------------------------------------------------------
                 Advanced Glassfiber Yarns LLC
$ 16,644,540     Term loan, maturing September 30, 2005          $   15,729,090
                 Alliance Laundry Holdings LLC.
  12,161,809     Term loan, maturing September 30, 2004              11,158,460
                 Chart Industries, Inc.
  18,910,553     Term loan, maturing March 31, 2006                  15,506,653
                 Citation Corporation
  12,895,602     Term loan, maturing December 1, 2007                12,386,655
                 Dayton Superior Corporation
   1,327,500     Term loan, maturing September 29, 2005               1,320,863
                 Dresser, Inc.
  11,840,500     Term loan, maturing March 31, 2007                  11,914,503
                 Gentek, Inc.
  32,832,781     Term loan, maturing April 30, 2007                  26,922,881
                 Matthew Warren, Inc.
   7,639,979     Term loan, maturing May 31, 2005                     7,639,979
   2,769,014     Term loan, maturing May 31, 2006                     2,769,014
                 Motor Coach Industries
  11,831,001     Term loan, maturing June 15, 2006                    8,695,786
                 Mueller Group, Inc.
   9,299,056     Term loan, maturing August 17, 2006                  9,144,069
   8,351,103     Term loan, maturing August 17, 2007                  8,211,915
   6,895,000     Term loan, maturing August 17, 2008                  6,782,956
                 Oshkosh Truck Corporation
   3,482,500     Term loan, maturing January 31, 2007                 3,503,541
                 Panavision International, L.P.
     522,709     Revolving loan, maturing May 31, 2004                  429,928
     379,827     Term loan, maturing March 31, 2004                     312,408
  21,601,973     Term loan, maturing March 31, 2005                  17,749,628
                 Panolam Industries, Inc.
  13,844,211     Term loan, maturing December 31, 2006               12,736,674
                 Polypore Incorporated
   2,827,158     Term loan, maturing December 31, 2006                2,839,527
                 SPX Corporation
  41,825,972     Term loan, maturing December 31, 2006               41,675,650
   3,507,315     Term loan, maturing December 31, 2008                3,499,862
                 Synthetic Industries, Inc.
  13,890,339     Term loan, maturing December 30, 2007               10,973,368
                 Tokheim Corporation
   2,477,884     Revolving loan, maturing December 5, 2005            2,477,884
  10,488,716     Term loan (PIK), maturing December 5, 2005                   0*
   3,972,772     Term loan, maturing December 5, 2005                 3,674,814
   7,669,537     Term loan, maturing December 5, 2005                 6,902,584
                 Joy Global, Inc.
   7,000,000     Term loan, maturing April 30, 2005                   7,000,000
                 UCAR Finance, Inc.
  27,661,190     Term loan, maturing December 31, 2007               26,785,243
-------------------------------------------------------------------------------
                                                                 $  278,743,935
-------------------------------------------------------------------------------

Metals & Mining -- 1.1%
-------------------------------------------------------------------------------
                 Better Minerals and Aggregates
                 (FKA U.S. Silica Co.)
$  4,764,558     Term loan, maturing June 30, 2006               $    4,395,304
                 Compass Minerals Group, Inc.
   2,000,000     Term loan, maturing November 28, 2009                2,026,876
                 Handy & Harman
  17,841,741     Term loan, maturing December 31, 2006               17,691,210
                 Neenah Foundry Company
  24,363,178     Term loan, maturing September 30, 2005              23,145,019
                 Stillwater Mining Company
  13,895,000     Term loan, maturing June 30, 2007                   13,617,100
-------------------------------------------------------------------------------
                                                                 $   60,875,509
-------------------------------------------------------------------------------

Miscellaneous -- 0.5%
-------------------------------------------------------------------------------
                 AMSCAN Holdings, Inc.
$ 16,714,544     Term loan, maturing December 31, 2004           $   15,419,167
                 BMK, Inc.
   4,643,809     Term loan, maturing June 30, 2004                    1,996,838*
                 Sotheby's Holdings, INC
  12,500,000     Term loan, maturing August 11, 2002                 12,218,750
-------------------------------------------------------------------------------
                                                                 $   29,634,755
-------------------------------------------------------------------------------

Office Equipment & Supplies -- 0.4%
-------------------------------------------------------------------------------
                 Buhrmann, Inc.
$  9,793,455     Term loan, maturing December 31, 2007           $    9,407,837
                 Identity Group, Inc.
   6,335,000     Term loan, maturing April 30, 2007                   5,068,000
                 Iron Mountain, Inc.
   4,802,150     Term loan, maturing February 28, 2006                4,840,419
                 Office Max
   3,928,573     Revolving loan, maturing November 30, 2003           3,908,930
-------------------------------------------------------------------------------
                                                                 $   23,225,186
-------------------------------------------------------------------------------

Oil & Gas -- 0.6%
-------------------------------------------------------------------------------
                 Tesoro Petroleum Corp
$ 13,500,000     Term loan, maturing December 31, 2007           $   13,523,625
                 The Premcor Refining Group, Inc.
  21,000,000     Term loan, maturing August 23, 2003                 20,921,250
-------------------------------------------------------------------------------
                                                                 $   34,444,875
-------------------------------------------------------------------------------

Paper & Forest Products -- 0.6%
-------------------------------------------------------------------------------
                 Alabama River & Newsprint
$ 16,595,245     Term loan, maturing December 31, 2002           $   15,765,483
                 Bear Island Paper Company, LLC
   7,140,533     Term loan, maturing December 31, 2005                7,033,425
                 Norske Skog Canada LTD
   9,452,500     Term loan, maturing August 10, 2007                  9,511,578
                 Potlatch Corporation
   1,990,000     Term loan, maturing June 29, 2005                    1,996,633
-------------------------------------------------------------------------------
                                                                 $   34,307,119
-------------------------------------------------------------------------------

Personal Products -- 0.7%
-------------------------------------------------------------------------------
                 AM Cosmetics, Inc.
$  3,216,797     Revolving loan, maturing May 30, 2004           $    3,216,797*
   5,493,645     Term loan, maturing May 30, 2006                       988,856*
   4,725,065     Subordinated debt, maturing May 30, 2007*                    0
                 Mary Kay Cosmetics, Inc.
  14,250,000     Term loan, maturing December 6, 2002                14,160,938
                 Playtex Products, Inc.
  20,774,250     Term loan, maturing May 31, 2009                    20,926,816
                 Revlon Consumer Products Corporation
   1,500,000     Term loan, maturing May 30, 2005                     1,464,375
-------------------------------------------------------------------------------
                                                                 $   40,757,782
-------------------------------------------------------------------------------

Pharmaceuticals & Biotechnology -- 0.1%
-------------------------------------------------------------------------------
                 Advance Paradigm, Inc.
$  4,535,015     Term loan, maturing September 30, 2007          $    4,546,352
-------------------------------------------------------------------------------
                                                                 $    4,546,352
-------------------------------------------------------------------------------

Publishing & Printing -- 2.9%
-------------------------------------------------------------------------------
                 American Media Operations Inc.
$  9,205,067     Term loan, maturing April 1, 2006               $    9,124,523
   8,248,108     Term loan, maturing April 1, 2007                    8,279,038
  10,313,320     Term loan, maturing May 1, 2007                     10,358,441
                 Dimac Corporation
     264,889     Revolving loan, maturing September 1, 2003             132,445*
     646,219     Term loan, maturing September 1, 2003                  323,110*
   2,437,683     Term loan, maturing March 1, 2006                            0*
     909,604     Term loan, maturing September 1, 2003                  454,802*
   2,461,929     Term loan, maturing January 1, 2005                  1,230,964*
                 Entertainment Publications, Inc.
   2,831,288     Term loan, maturing December 31, 2005                2,771,123
                 Journal Register Company
  28,013,940     Term loan, maturing September 30, 2006              27,383,626
                 Liberty Group Operating, Inc.
   7,889,949     Term loan, maturing April 30, 2007                   7,495,452
                 Merrill Corporation
  11,087,070     Term loan, maturing November 15, 2007                8,315,302
                 Morris Communications Corporation
  13,000,000     Term loan, maturing September 30, 2009              13,024,375
                 R.H. Donnelley Inc.
   7,158,639     Term loan, maturing December 5, 2005                 7,140,743
   8,339,694     Term loan, maturing December 5, 2006                 8,318,845
                 Rand McNally & Company
     977,500     Term loan, maturing April 30, 2005                     349,456*
   4,398,750     Term loan, maturing April 30, 2006                   1,572,553*
                 Reiman Publications
   3,905,698     Term loan, maturing November 30, 2005                3,898,374
                 The McClatchy Company
  16,442,838     Term loan, maturing September 10, 2007              16,406,878
                 The Sheridan Group, Inc.
   7,734,505     Term loan, maturing January 30, 2005                 7,733,839
                 Transwestern Publishing Company LLC
   2,985,000     Term loan, maturing June 27, 2008                    2,991,218
                 Von Hoffman Press, Inc.
   7,407,130     Term loan, maturing May 30, 2004                     7,203,434
  21,508,665     Term loan, maturing May 30, 2005                    20,917,177
-------------------------------------------------------------------------------
                                                                 $  165,425,718
-------------------------------------------------------------------------------

Real Estate -- 5.2%
-------------------------------------------------------------------------------
                 125 West 55th Street
$ 10,947,619     Term loan, maturing June 9, 2004                $   10,947,619
                 622 Third Ave Company LLC
  18,500,000     Term loan, maturing September 30, 2004              18,500,000
                 AGBRI Octagon
  17,500,000     Term loan, maturing May 31, 2004                    17,419,097
                 American Skiing Company Resort Properties, Inc.
   8,215,714     Term loan, maturing December 31, 2002                8,215,714
                 AP-Knight LP
  12,000,000     Term loan, maturing December 31, 2004               11,940,969
                 Crescent Real Estate Equities, L.P.
  24,250,000     Term loan, maturing May 31, 2005                    24,159,063
                 FFD Development Company, LLC
     720,000     Revolving loan, maturing April 2, 2004                 716,400
                 Fortress Investment Fund, LLC
   4,112,508     Term loan, maturing September 30, 2002               4,112,508
                 Head Acquisition
  50,682,134     Term loan, maturing November 8, 2002                50,111,960
                 Heritage Property Investment Trust, Inc
  24,000,000     Term loan, maturing March 18, 2004                  24,000,000
                 HQ Global Workplaces, Inc.
  19,343,466     Term loan, maturing December 31, 2005               12,379,818
                 iStar Preferred Holdings LLC
  12,000,000     Term loan, maturing July 20, 2006                   11,640,000
                 iStar Walden
  13,000,000     Term loan, maturing June 30, 2003                   12,610,000
                 Lennar Corporation
  29,004,853     Term loan, maturing May 2, 2007                     29,036,584
                 MeriStar Investment Partners, L.P.
   5,250,193     Term loan, maturing March 31, 2002                   4,961,432
  10,441,760     Term loan, maturing March 31, 2003                   9,867,463
                 OLY Hightop Parent
  33,775,714     Term loan, maturing March 31, 2006                  33,775,714
                 Strategic Hotel Capital, LLC
  11,974,957     Term loan, maturing April 30, 2004                  11,847,723
                 Urban Shopping Centers
     461,009     Term loan, maturing November 8, 2002                   456,399
-------------------------------------------------------------------------------
                                                                 $  296,698,463
-------------------------------------------------------------------------------

Restaurants -- 1.5%
-------------------------------------------------------------------------------
                 AFC Enterprises Inc
$  1,552,956     Term loan, maturing June 30, 2003               $    1,550,044
   8,547,779     Term loan, maturing June 30, 2004                    8,545,112
                 Buffets, Inc.
     665,625     Term loan, maturing March 31, 2006                     663,545
  15,800,000     Term loan, maturing March 31, 2007                  15,832,911
                 Captain D's, Inc.
   9,494,165     Term loan, maturing March 31, 2002                   9,256,811
                 Tricon Global Restaurants, Inc.
  51,294,994     Term loan, maturing October 2, 2002                 51,116,385
-------------------------------------------------------------------------------
                                                                 $   86,964,808
-------------------------------------------------------------------------------

Retail - Food & Drug -- 3.9%
-------------------------------------------------------------------------------
                 Domino's Inc.
$  9,863,449     Term loan, maturing December 21, 2006           $    9,942,820
   9,897,900     Term loan, maturing December 21, 2007                9,977,549
                 Duane Reade Inc.
   1,500,000     Revolving loan, maturing February 15, 2006           1,492,500
   7,960,000     Term loan, maturing February 15, 2007                7,942,591
                 Fleming Companies, Inc.
   3,487,222     Revolving loan, maturing July 25, 2004               3,432,735
  17,395,309     Term loan, maturing July 25, 2004                   17,395,309
                 Pathmark Stores, Inc.
  11,960,739     Term loan, maturing July 15, 2007                   11,974,195
                 Rite Aid Corporation
  88,500,000     Term loan, maturing June 27, 2005                   87,902,625
   5,200,000     Term loan, maturing June 27, 2005                    5,193,500
                 SDM Corporation
  15,106,396     Term loan, maturing March 30, 2008                  15,152,425
  13,106,396     Term loan, maturing March 30, 2009                  13,146,331
                 Winn-Dixie Stores
  37,489,272     Term loan, maturing March 28, 2007                  37,541,982
-------------------------------------------------------------------------------
                                                                 $  221,094,562
-------------------------------------------------------------------------------

Retail - Specialty -- 0.9%
-------------------------------------------------------------------------------
                 Advance Stores Company, Inc.
$  7,750,000     Term loan, maturing November 30, 2007           $    7,743,544
                 Charming Shoppes, Inc.
   2,333,100     Revolving loan, maturing August 31, 2004             2,327,267
                 CSK Auto, Inc.
   9,500,000     Term loan, maturing December 21, 2004                9,476,250
                 Joan Fabrics Corporation
     542,877     Term loan, maturing September 30, 2004                 481,803
   2,646,019     Term loan, maturing June 30, 2005                    2,348,342
   1,330,245     Term loan, maturing June 30, 2006                    1,180,592
                 Petro Stopping Centers, L.P.
   5,146,766     Term loan, maturing July 31, 2006                    5,121,033
                 The Sports Authority, Inc.
  11,771,717     Revolving loan, maturing September 30, 2003         11,742,288
                 Travelcenters of America, Inc.
  10,000,000     Term loan, maturing November 8, 2008                10,016,670
-------------------------------------------------------------------------------
                                                                 $   50,437,789
-------------------------------------------------------------------------------

Retail Stores -- General Mdse -- 0.9%
-------------------------------------------------------------------------------
                 Ames Merchandising Corporation
$ 29,500,000     Term loan, maturing March 31, 2004              $   29,463,125
                 Kmart Corporation
   3,409,091     Revolving loan, maturing December 6, 2002            3,276,989
                 Service Merchandise
   6,000,000     Term loan, maturing April 14, 2004                   6,000,000
                 Shopko Stores, Inc.
  15,500,000     Term loan, maturing March 12, 2004                  15,519,375
-------------------------------------------------------------------------------
                                                                 $   54,259,489
-------------------------------------------------------------------------------

Road & Rail -- 0.3%
-------------------------------------------------------------------------------
                 I & M Rail Link, LLC
$  8,080,000     Term loan, maturing March 31, 2004              $    4,686,400*
                 Kansas City Southern Industries, Inc.
   4,355,365     Term loan, maturing December 29, 2006                4,377,481
                 Quality Distribution, Inc. (FKA MTL)
   4,706,731     Term loan, maturing August 28, 2005                  4,349,654
   4,034,340     Term loan, maturing February 28, 2006                3,742,796
-------------------------------------------------------------------------------
                                                                 $   17,156,331
-------------------------------------------------------------------------------

Semiconductor Equipment & Products -- 0.2%
-------------------------------------------------------------------------------
                 Semiconductor Components Industries, LLC
$  5,173,842     Term loan, maturing August 4, 2006              $    4,087,335
   5,821,703     Term loan, maturing August 4, 2007                   4,589,441
   7,046,188     Term loan, maturing August 4, 2008                   5,566,488
-------------------------------------------------------------------------------
                                                                 $   14,243,264
-------------------------------------------------------------------------------

Telecommunications - Wireline -- 2.0%
-------------------------------------------------------------------------------
                 Alec Holdings, Inc.
$ 13,429,283     Term loan, maturing November 30, 2006           $   13,127,124
   9,020,718     Term loan, maturing November 30, 2007                8,817,751
                 Broadwing Inc.
   5,000,000     Term loan, maturing December 31, 2004                4,731,250
  53,020,000     Term loan, maturing December 31, 2005               51,060,169
   4,000,000     Term loan, maturing December 31, 2006                3,883,752
                 Fairpoint Communications, Inc.
   4,424,909     Term loan, maturing March 31, 2006                   4,303,224
  24,170,447     Term loan, maturing March 31, 2007                  23,505,760
                 NSC Communications Corporation
  10,755,882     Term loan, maturing October 1, 2003                  2,688,971*
-------------------------------------------------------------------------------
                                                                 $  112,118,001
-------------------------------------------------------------------------------

Telecommunications - Wireless -- 4.4%
-------------------------------------------------------------------------------
                 American Cellular Corporation
$  4,030,722     Term loan, maturing March 31, 2007              $    3,962,703
   6,739,816     Term loan, maturing March 31, 2008                   6,626,081
                 Centennial Cellular Corp.
   2,000,000     Term loan, maturing November 30, 2005                1,790,000
  29,761,982     Term loan, maturing November 30, 2006               27,217,332
  19,936,722     Term loan, maturing November 30, 2007               18,232,132
                 Dobson Operating Company
   5,153,846     Term loan, maturing December 31, 2007                5,084,053
                 Microcell Connexions
  15,773,938     Term loan, maturing December 30, 2005               13,867,926
                 Nextel Communications, Inc.
  88,600,000     Term loan, maturing March 31, 2009                  78,481,437
                 Rural Cellular Corporation
  13,325,547     Term loan, maturing April 6, 2008                   12,950,766
                 Rural Cellular Corporation
  13,325,547     Term loan, maturing April 6, 2009                   12,950,766
                 Sygnet Operating Company (Dobson)
  11,287,734     Term loan, maturing March 31, 2007                  10,915,239
  10,865,010     Term loan, maturing December 23, 2007               10,465,492
                 Teligent, Inc.
   3,000,000     Term loan, maturing June 30, 2006                       81,249*
                 Western Wireless
  20,000,000     Term loan, maturing September 30, 2007              19,491,660
  27,770,000     Term loan, maturing September 30, 2008              27,130,707
                 Winstar Communications, Inc.
   7,920,370     DIP loan, maturing January 31, 2002                  2,772,130*
-------------------------------------------------------------------------------
                                                                 $  252,019,673
-------------------------------------------------------------------------------

Textiles & Apparel -- 0.5%
-------------------------------------------------------------------------------
                 Cluett American Corp.
$  5,914,017     Term loan, maturing May 18, 2005                $    5,707,026
                 GFSI, Inc.
   7,828,405     Term loan, maturing March 31, 2004                   7,476,126
                 Jo-Ann Stores, Inc.
   9,000,000     Term loan, maturing April 30, 2005                   8,955,000
                 Walls Industries, Inc.
   4,531,914     Term loan, maturing February 28, 2005                3,625,531
   6,446,808     Term loan, maturing February 28, 2006                5,157,447
-------------------------------------------------------------------------------
                                                                 $   30,921,130
-------------------------------------------------------------------------------

Theaters -- 0.4%
-------------------------------------------------------------------------------
                 Edwards Megaplex Holdings, LLC
$ 10,981,432     Term loan, maturing August 25, 2006             $   10,688,591
                 Hollywood Theater Holdings, Inc.
   8,280,077     Term loan, maturing March 31, 2006                   7,369,268
                 United Artists Theatre Co.
   5,191,139     Term loan, maturing March 31, 2005                   5,044,059
-------------------------------------------------------------------------------
                                                                 $   23,101,918
-------------------------------------------------------------------------------
Total Senior Floating-Rate
  Loan Interests
  (identified cost, $5,316,729,445)                              $4,990,018,780
-------------------------------------------------------------------------------

Corporate Bonds & Notes -- 1.2%
Principal
Amount
(000's Omitted)  Security                                                 Value
-------------------------------------------------------------------------------

Auto Components -- 0.0%
-------------------------------------------------------------------------------
                 Key Plastics
$    628,239     Jr. Secured Sub. Notes, 4.009, 4/26/07          $      628,239*
   1,691,136     Sr. Secured Sub. Notes, 7.009, 4/26/07               1,691,136*
-------------------------------------------------------------------------------
                                                                 $    2,319,375
-------------------------------------------------------------------------------

Airlines -- 0.0%
-------------------------------------------------------------------------------
                 Delta Air Lines
$      3,000     7.70%, 12/15/05                                 $    2,738,907
-------------------------------------------------------------------------------
                                                                 $    2,738,907
-------------------------------------------------------------------------------

Banks and Money Services -- 0.7%
-------------------------------------------------------------------------------
                 Ford Motor Credit Corp.
$     25,000     6.875%, 2/1/06                                  $   25,057,975
                 General Motors Acceptance Corp.
      15,000     6.75%, 1/15/06                                      15,260,295
-------------------------------------------------------------------------------
                                                                 $   40,318,270
-------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.1%
-------------------------------------------------------------------------------
                 Cendant Corp.
$      3,000     6.875%, 8/15/06                                 $    2,900,613
                 ServiceMaster
       3,000     8.45%, 4/15/05                                       3,184,836
-------------------------------------------------------------------------------
                                                                 $    6,085,449
-------------------------------------------------------------------------------

Containers and Packaging -- 0.1%
-------------------------------------------------------------------------------
                 Tenneco Packaging
$      3,000     7.20%, 12/15/05                                 $    3,095,427
-------------------------------------------------------------------------------
                                                                 $    3,095,427
-------------------------------------------------------------------------------

Electronics -- 0.0%
-------------------------------------------------------------------------------
                 Pinnacle Partner
$      3,000     8.83%, 8/15/04                                  $    2,893,449
-------------------------------------------------------------------------------
                                                                 $    2,893,449
-------------------------------------------------------------------------------

Medical Products -- 0.1%
-------------------------------------------------------------------------------
                 Boston Scientific
$      3,000     6.625%, 3/15/05                                 $    3,061,611
-------------------------------------------------------------------------------
                                                                 $    3,061,611
-------------------------------------------------------------------------------

Metals -- 0.0%
-------------------------------------------------------------------------------
                 Philips Services Corp.
$          5     6.00%, 4/15/10                                  $            0*
-------------------------------------------------------------------------------
                                                                 $            0
-------------------------------------------------------------------------------

Telecommunications -- 0.1%
-------------------------------------------------------------------------------
                 AT&T Canada, Inc.
$      5,000     7.625%, 3/15/05                                 $    3,263,115
                 Cox Communications, Inc.
       3,000     6.875%, 6/15/05                                      3,142,644
-------------------------------------------------------------------------------
                                                                 $    6,405,759
-------------------------------------------------------------------------------

Waste Disposal -- 0.1%
-------------------------------------------------------------------------------
                 Waste Management, Inc.
$      3,000     6.50%, 5/15/04                                  $    3,099,162
-------------------------------------------------------------------------------
                                                                 $    3,099,162
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes
  (identified cost, $71,644,511)                                 $   70,017,409
-------------------------------------------------------------------------------

Common Stocks and Warrants -- 0.0%

Shares/Rights           Security                                 Value
-------------------------------------------------------------------------------
      52,190     AM Cosmetics Common Stock*                      $            0
         583     AM Cosmetics Preferred Stock (Series E)*                     0
     337,372     American Marketing Industries Holdings, Inc.*                0
     505,552     Carlyle-Key Partners, L.P.*                            505,552
         608     Classic Cable Common Stock Warrants*                         0
       4,834     Dimac Corporation Preferred Stock (Series A)*                0
       4,834     Dimac Corporation Warrants*                                  0
      33,278     Environmental Systems Products Holdings
                 Common Stock*                                                0
       5,679     Environmental Systems Products Holdings
                 Preferred (Series A)*                                   64,357
     510,222     IHDG Realty Common Stock*                                    0
     510,222     Imperial Home Decor Group Holding Common Stock*              0
         126     KAC Mezzanine Holdings Co. Warrants Class A*                 0
         115     KAC Mezzanine Holdings Co. Warrants Class B*                 0
         217     Key Plastics LLC Preferred Stock (Series A)*           217,432
      32,910     MEDIQ Incorporated Preferred Stock (Series A)*               0
     150,365     Philips Services Corporation Common Stock*             196,494
      34,364     PSI Acquisition Warrants*                                    0
     297,015     Safelite Glass Corporation Common Stock*                     0
      20,048     Safelite Realty Corporation Common Stock*                    0
   1,083,156     Stronghaven, Inc., Warrants                                  0
         879     Tokheim Corporation Preferred Stock (Series A)*              0
      59,602     Tokheim Corporation Stock Warrants*                          0
     172,571     United Artists Theatre Co.*                          1,207,997
-------------------------------------------------------------------------------

Total Common Stocks and Warrants
  (identified cost, $6,462,422)                                  $    2,191,832
-------------------------------------------------------------------------------

Commercial Paper -- 10.4%
-------------------------------------------------------------------------------
$     64,966     American Express Credit, 1.97%, 1/4/02          $   64,955,335
      85,481     American General Corp., 1.75%, 1/2/02               85,476,845
      39,264     American General Corp., 1.92%, 1/8/02               39,249,341
      73,000     Barton Capital Corp., 1.79%, 1/10/02                72,967,332
      28,890     Corporate Asset Funding, 1.95%, 1/22/02             28,857,138
      75,000     Delaware Funding Corp., 1.91%, 1/15/02              74,944,292
      70,342     General Electric Cap Corp., 1.78%, 1/2/02           70,338,522
     100,000     General Electric Cap Corp., 1.92%, 1/10/02          99,952,000
      60,736     Panasonic Finance, 2.05%, 1/2/02                    60,732,541
-------------------------------------------------------------------------------
Total Commercial Paper
  (amortized cost, $597,473,346)                                 $  597,473,346
-------------------------------------------------------------------------------
Total Investments -- 98.8%
  (identified cost, $5,992,309,724)                              $5,659,701,367
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                           $   70,372,287
-------------------------------------------------------------------------------
Total Net Assets -- 100.0%                                       $5,730,073,654
-------------------------------------------------------------------------------
(1) Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating rate interests will have an expected average life of approximately three years.
 *  Non-income producing security.

Note: At December 31, 2001, the Portfolio had unfunded commitments amounting to $182,347,956 under various credit agreements (Unaudited).

                       See notes to financial statements

Senior Debt Portfolio as of December 31, 2001

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2001
(Expressed in United States Dollars)

Assets
--------------------------------------------------------------------------------
Investments, at value
  (identified cost, $5,992,309,724)                              $5,659,701,367
Cash                                                                 43,136,585
Receivable for investments sold                                         788,548
Interest receivable                                                  29,261,472
Prepaid expenses                                                        575,825
--------------------------------------------------------------------------------
Total assets                                                     $5,733,463,797
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for open swap contracts                                  $    2,344,911
Deferred facility fee income                                            374,692
Payable to affiliate for Trustees' fees                                   8,645
Accrued expenses                                                        661,895
--------------------------------------------------------------------------------
Total liabilities                                                $    3,390,143
--------------------------------------------------------------------------------
Net assets applicable to investors' interest in Portfolio        $5,730,073,654
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals .        $6,065,026,922
Net unrealized depreciation (computed on the basis of
  identified cost)                                                 (334,953,268)
--------------------------------------------------------------------------------
Total                                                            $5,730,073,654
--------------------------------------------------------------------------------


Statement of Operations

For the Year Ended December 31, 2001
(Expressed in United States Dollars)

Investment Income
--------------------------------------------------------------------------------
Interest                                                         $  524,656,863
Facility fees earned                                                  1,509,737
--------------------------------------------------------------------------------
Total investment income                                          $  526,166,600
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                           $   29,495,982
Trustees' fees and expenses                                              36,392
Custodian fee                                                         1,427,985
Legal and accounting services                                         1,401,806
Amortization of organization expenses                                       187
Interest expense                                                        593,073
Miscellaneous                                                           582,624
--------------------------------------------------------------------------------
Total expenses                                                   $   33,538,049
--------------------------------------------------------------------------------
Net investment income                                            $  492,628,551
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $ (249,556,701)
--------------------------------------------------------------------------------
Net realized loss                                                $ (249,556,701)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $    3,428,029
  Interest rate swap contracts                                       (2,344,911)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $    1,083,118
--------------------------------------------------------------------------------
Net realized and unrealized loss                                 $ (248,473,583)
--------------------------------------------------------------------------------
Net increase in net assets from operations                       $  244,154,968
--------------------------------------------------------------------------------

                       See notes to financial statements

Statements of Changes in Net Assets
(Expressed in United States Dollars)
Increase (Decrease)                          Year Ended        Year Ended
in Net Assets                                December 31, 2001 December 31, 2000
--------------------------------------------------------------------------------
From operations --
  Net investment income                      $   492,628,551   $   802,244,721
  Net realized loss                             (249,556,701)      (97,687,213)
  Net change in unrealized appreciation
    (depreciation)                                 1,083,118      (269,754,529)
--------------------------------------------------------------------------------
Net increase in net assets from operations   $   244,154,968   $   434,802,979
--------------------------------------------------------------------------------
Capital transactions --
  Contributions                              $   538,735,738   $ 2,027,650,216
  Withdrawals                                 (3,074,603,727)   (3,827,517,843)
--------------------------------------------------------------------------------
Net decrease in net assets from
  capital transactions                       $(2,535,867,989)  $(1,799,867,627)
--------------------------------------------------------------------------------
Net decrease in
  net assets                                 $(2,291,713,021)  $(1,365,064,648)
--------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $ 8,021,786,675   $ 9,386,851,323
--------------------------------------------------------------------------------
At end of year                               $ 5,730,073,654   $ 8,021,786,675
--------------------------------------------------------------------------------

Statement of Cash Flows
(Expressed in United States Dollars)
                                                               Year Ended
Increase (Decrease) in Cash                                    December 31, 2001
--------------------------------------------------------------------------------
Cash flows from (used for) operating activities --
  Purchase of loan interests                                   $(1,989,549,350)
  Proceeds from sales and principal repayments                   4,024,527,689
  Interest received                                                548,112,104
  Facility fees received                                               383,102
  Interest paid                                                       (605,280)
  Decrease in prepaid expenses                                         352,751
  Operating expenses paid                                          (32,747,799)
  Net decrease in swap contracts                                      (204,740)
  Net increase in short-term investments                           (53,492,698)
--------------------------------------------------------------------------------
Net cash from operating activities                             $ 2,496,775,779
--------------------------------------------------------------------------------
Cash flows from (used for) financing activities --
  Proceeds from capital contributions                          $   538,735,738
  Payments for capital withdrawals                              (3,074,603,727)
--------------------------------------------------------------------------------
Net cash used for financing activities                         $(2,535,867,989)
--------------------------------------------------------------------------------
Net decrease in cash                                           $   (39,092,210)
--------------------------------------------------------------------------------
Cash at beginning of year                                      $    82,228,795
--------------------------------------------------------------------------------
Cash at end of year                                            $    43,136,585
--------------------------------------------------------------------------------
Reconciliation of Net Increase in Net Assets
From Operations to Net Cash From
Operating Activities
--------------------------------------------------------------------------------
Net increase in net assets from operations                     $   244,154,968
Decrease in receivable for investments sold                          3,707,871
Decrease in interest receivable                                     34,531,702
Decrease in prepaid expenses                                           339,770
Decrease in deferred organization expenses                              12,981
Decrease in payable to affiliate                                        (1,165)
Decrease in deferred facility fee income                            (1,509,737)
Increase in accrued expenses                                           185,948
Increase in payable for open Swap contracts                          2,344,911
Net decrease in investments                                      2,213,008,530
--------------------------------------------------------------------------------
Net cash from operating activities                             $ 2,496,775,779
--------------------------------------------------------------------------------

                       See notes to financial statements

Senior Debt Portfolio as of December 31, 2001

Supplementary Data
(Expressed in United States Dollars)

                                                                   Year Ended December 31,
                          ----------------------------------------------------------------------------------------------------
                                   2001                   2000                 1999                 1998                 1997
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
------------------------------------------------------------------------------------------------------------------------------
Operating expenses                 0.47%                  0.44%                0.56%                0.93%               0.94%
Interest expense                   0.01%                  0.01%                0.01%                0.01%               0.02%
Net investment income              7.04%                  8.62%                7.32%                7.12%               7.12%
Portfolio turnover                   33%                    47%                  64%                  56%                 81%
------------------------------------------------------------------------------------------------------------------------------
Total Return                       3.35%(1)                 --                   --                   --                  --
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(000's omitted)              $5,730,074             $8,021,787           $9,386,851           $6,430,334          $4,035,072
------------------------------------------------------------------------------------------------------------------------------
(1)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements

Senior Debt Portfolio as of December 31, 2001

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(Expressed in United States Dollars)

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are primarily in interests in senior floating-rate loans (Senior Loans). Certain senior loans are deemed to be liquid if reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment advisor, Boston Management and Research (BMR), under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps is determined by changes in the relationship between two rates of interest. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Facility fees received are recognized as income over the expected term of the loan. The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio acretes market discounts on debt securities.

  C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years and are fully amortized at December 31, 2001.

  E Interest Rate Swaps -- The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  F Other -- Investment transactions are accounted for on a trade date basis.

  G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment advisory fee is paid to BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. Effective May 1, 1999, the Trustees of the Portfolio voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the advisory agreement during any fiscal year will not exceed, on an annual basis, 0.50% of average daily gross assets of the Portfolio up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the year ended December 31, 2001, the effective annual rate, based on average daily gross assets, was 0.42% and amounted to $29,495,982. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

  Certain officers and Trustees of the Portfolio are officers of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2001, no significant amounts have been deferred. During the year ended December 31, 2001 the Portfolio engaged in purchase and sale transactions with other funds that also utilize BMR, or an affiliate of BMR, as an investment adviser. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and amounted to $750,000 and $52,950,000, respectively.

3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended December 31, 2001 aggregated $1,989,549,350 and $4,020,819,818, respectively.

4 Short-Term Debt and Credit Agreements
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $685 million unsecured line of credit with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. Interest expense includes a commitment fee of $593,073 which is computed at the annual rate of 0.10% of the credit agreement. There were no significant borrowings under this agreement during the year ended December
  31, 2001. As of December 31, 2001, the Portfolio had no borrowings outstanding.

5 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio has entered into an interest rate swap agreement with Morgan Guaranty Trust Company of New York whereby the Portfolio makes monthly payments at a fixed rate of 5.66% on the notional amount of $57,000,000. In exchange, the Portfolio receives payments equal to LIBOR on the same notional amount. The value of the contract, which terminates at February 1, 2006, is recorded as a payable for open swap contracts of $2,344,911 at December 31, 2001.

6 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in the value of the investments owned at December 31, 2001, as computed on a federal income tax basis, were as follows:


  Aggregate cost                                              $ 5,992,309,724
  ---------------------------------------------------------------------------
  Gross unrealized appreciation                               $     6,679,863
  Gross unrealized depreciation                                  (339,288,220)
  ---------------------------------------------------------------------------
  Net unrealized depreciation                                $   (332,608,357)
  ---------------------------------------------------------------------------
  The depreciation on open swap contracts is $2,344,911.

Senior Debt Portfolio as of December 31, 2001

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of Senior Debt Portfolio:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio (the
Portfolio) as of December 31, 2001, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two year in the period then ended and the supplementary data for each of the five-years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at December 31, 2001 by correspondence with the custodian brokers and selling or agent banks; where replies were not received from brokers or selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of December 31, 2001, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplemental data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
               DELOITTE & TOUCHE LLP
               Boston, Massachusetts
               February 15, 2002

Eaton Vance Advisers Senior Floating-Rate Fund as of December 31, 2001

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.


                                                                                                      Number of
                                                                                                    Portfolios in
                              Position(s) with  Term of Office                                       Fund Complex       Other
                                the Fund and     and Length of     Principal Occupation(s) During    Overseen By    Directorships
Name, Address and Age             Portfolio       Service(3)      Past Five Years                     Trustee(4)         Held
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jessica M. Bibliowicz(1)           Trustee       Trustee Since    President and Chief Executive          165
Age 42                                               1998         Officer of National Financial
The Eaton Vance Building                                          Partners (financial services
255 State Street                                                  company) (since April 1999).
Boston, MA 02109                                                  President and Chief Operating
                                                                  Officer of John A. Levin & Co.
                                                                  (registered investment advisor)
                                                                  (July 1997 to April 1999) and a
                                                                  Director of Baker, Fentress &
                                                                  Company, which owns John A. Levin
                                                                  & Co., a registered investment
                                                                  advisor (July 1997 to April
                                                                  1999). Executive Vice President
                                                                  of Smith Barney Mutual Funds
                                                                  (July 1994 to June 1997).

James B. Hawkes(2)              President and    President and    Chairman, President and Chief          170       Director of EVC,
Age 60                             Trustee      Trustee of Fund   Executive Officer of BMR, EVM and                  EV and EVD.
The Eaton Vance Building                       Since 1998 and of  their corporate parent, Eaton
255 State Street                                Portfolio Since   Vance Corp. (EVC), and corporate
Boston, MA 02109                                     1992         trustee, Eaton Vance, Inc. (EV);
                                                                  Vice President of EVD. President
                                                                  or Officer of 170 funds managed
                                                                  by EVM or its affiliates.

(1) Ms. Bibliowicz is deemed to be an interested person of the Fund and the Portfolio because of her affiliation with a brokerage firm.
(2) Mr. Hawkes is an interested person of the Fund and the Portfolio because of his position as Director, Chairman, President and
    Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and EVM.
(3) Trustees and officers serve for an indefinite term.
(4) Includes both master and feeder funds in a master feeder structure.

DISINTERESTED TRUSTEES

Donald R. Dwight                   Trustee      Trustee of Fund   President of Dwight Partners,          170       Trustee/Director
Age 70                                         Since 1998 and of  Inc. (corporate relations and                         of the
The Eaton Vance Building                        Portfolio Since   communications company).                           Royce Funds
255 State Street                                     1994                                                           (consisting of
Boston, MA 02109                                                                                                   17 portfolios).

Samuel L. Hayes, III               Trustee      Trustee of Fund   Jacob H. Schiff Professor of           170         Director of
Age 67                                         Since 1998 and of  Investment Banking Emeritus,                      Tiffany & Co.
The Eaton Vance Building                        Portfolio Since   Harvard University Graduate                        Director of
255 State Street                                     1994         School of Business                                 Telect, Inc.
Boston, MA 02109                                                  Administration.

Norton H. Reamer                   Trustee      Trustee of Fund   Chairman and Chief Operating           170
Age 66                                         Since 1998 and of  Officer, Hellman, Jordan
The Eaton Vance Building                        Portfolio Since   Management Co., Inc. (an
255 State Street                                     1994         investment management company)
Boston, MA 02109                                                  since November 2000. President,
                                                                  Unicorn Corporation (investment
                                                                  and financial advisory services
                                                                  company) (since September 2000).
                                                                  Formerly, Chairman of the Board,
                                                                  United Asset Management
                                                                  Corporation (a holding company
                                                                  owning institutional investment
                                                                  management firms) and Chairman,
                                                                  President and Director, UAM Funds
                                                                  (mutual funds).

Lynn A. Stout                      Trustee       Trustee Since    Professor of Law, University of        165
Age 44                                               1998         California at Los Angeles School
The Eaton Vance Building                                          of Law (since July 2001).
255 State Street                                                  Formerly, Professor of Law,
Boston, MA 02109                                                  Georgetown University Law Center
                                                                  (prior to July 2001).

Jack L. Treynor                    Trustee      Trustee of Fund   Investment Adviser and                 167
Age 72                                         Since 1998 and of  Consultant.
The Eaton Vance Building                        Portfolio Since
255 State Street                                     1994
Boston, MA 02109

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES



                              Position(s) with  Term of Office
                                the Fund and     and Length of     Principal Occupation(s) During
Name, Address and Age             Portfolio       Service(3)      Past Five Years

Scott H. Page                  Vice President  Vice President of  Vice President of EVM and BMR.
Age 42                                          Fund Since 1998   Officer of 11 investment
The Eaton Vance Building                       and of Portfolio   companies managed by EVM or BMR.
255 State Street                                  Since 1996
Boston, MA 02109

Payson F. Swaffield            Vice President  Vice President of  Vice President of EVM and BMR.
Age 45                                          Fund Since 1998   Officer of 11 investment
The Eaton Vance Building                       and of Portfolio   companies managed by EVM or BMR.
255 State Street                                  Since 1996
Boston, MA 02109

Alan R. Dynner                    Secretary     Secretary Since   Vice President, Secretary and
Age 61                                               1998         Chief Legal Officer of BMR, EVM
The Eaton Vance Building                                          and EVC; Vice President,
255 State Street                                                  Secretary and Clerk of EVD.
Boston, MA 02109                                                  Secretary of 170 funds managed by
                                                                  EVM and its affiliates.

James L. O'Connor                 Treasurer    Treasurer of Fund  Vice President of BMR and EVM;
Age 56                                         Since 1998 and of  Vice President of EVD. Treasurer
The Eaton Vance Building                        Portfolio since   of 170 funds managed by EVM and
255 State Street                                     1992         its affiliates.
Boston, MA 02109

The statement of additional information for the Fund includes additional information about the trustees and officers of the Fund and Portfolio and can be obtained, without charge, by calling 1-800-225-6265.

INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

--------------------------------------------------------------------------------
                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON~MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122
--------------------------------------------------------------------------------

EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES
      AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST
                                 OR SEND MONEY.
--------------------------------------------------------------------------------

166-2/02                                                               A-SFRSRC